UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal period end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

Friess Small Cap Growth Fund

Annual Report	December 31, 2020

Dear Fellow Shareholders:

It was a fitting end to a year like no other.  Investors elevated stocks to new highs in the final quarter of the year as modern medicine braced to battle an unchecked pandemic, punctuating the end of 2020 with the exclamation point it deserved.

Friess Small Cap Growth Fund’s Institutional Class shares grew 34.56 percent in the three months through December.  The Russell 2000® and Russell 2000® Growth Indexes gained 31.37 and 29.61 percent.

Recent results bring the final 2020 return in the Fund’s Institutional Class shares to 27.33 percent.  The Russell 2000® and Russell 2000® Growth Indexes finished the year with gains of 19.96 and 34.63 percent.

To say 2020 was unprecedented is an understatement when it comes to smaller-company stock performance.  The March quarter, when the novel coronavirus emerged as a threat to global health and economic stability, was the Russell 2000® Index’s worst quarter ever.  The December quarter, when governments first began approving new vaccines to combat the virus’s spread, was the Russell 2000® Index’s best quarter ever.

It wasn’t clear at the December quarter’s outset that the market was poised to end the year with a flourish of historic proportions.  Hopes for a second round of economic stimulus seemed destined to dash as sporadic negotiations among lawmakers showed little progress.  The presidential election was yet to be decided.  Covid-19 infection rates lent credence to ominous predictions of an impending “dark winter.”

All the while, however, months of unprecedented scientific collaboration spurred on by mammoth governmental support neared culmination.  Investors watched with hopeful anticipation as Covid-19 vaccines from Pfizer-BioNTech and Moderna moved toward emergency use authorization by the Food and Drug Administration.  Although the authorizations didn’t occur until December, the potential for the vaccines to inject new life into the economy was the defining theme for the quarter.

The health care and technology sectors continued to prosper in the upbeat December-quarter climate.  The consumer discretionary and industrial sectors also thrived as investors envisioned an economic cycle primed for an upturn.

Consumer discretionary holdings, which represented the largest portfolio position, contributed the most to the Fund’s December-quarter return.  They were over-weighted relative to the benchmark and outperformed the sector within the index, helping make consumer discretionary holdings the biggest contributors to performance versus the Russell 2000® Growth Index.  GrowGeneration Corp. was the top performer from the sector.

GrowGeneration, which operates the largest chain of retail stores selling hydroponic and organic gardening products, grew September-quarter earnings and revenue 100 and 153 percent, respectively.  Same store sales increased 73 percent.  In addition to the operational strength, the company announced new acquisitions, including its largest deal yet, that added to its market-share lead in the fragmented specialty gardening market.

Technology holdings comprised the second largest portfolio position and were the second greatest contributors to absolute results.  Performance trailed the sector within the index, making technology holdings detractors from relative performance.  Limelight Networks, which provides content delivery network services, was a notable detractor.  The company underutilized newly added production capacity in the September quarter, weighing on profitability.

Holdings from the industrial sector were the third biggest contributors to absolute performance.  Roughly equal-weighted versus the benchmark, holdings from the industrial sector were the second biggest contributors to results relative to the index, due to stock picking.  TPI Composites was a top performer from the industrial sector.

TPI Composites, a maker of composite wind blades used in wind energy generation, went from a loss in the year-ago period to September-quarter earnings of $1.13 per share, which was $0.94 higher than the consensus estimate.  The company also benefited from the perception that its business interests aligned with the incoming administration’s likely policy positions regarding renewable energy.

Health care holdings accounted for the third largest percentage of assets.  While they contributed to absolute performance, they were the biggest detractors from results relative to the Russell 2000® Growth Index.  Three of the portfolio’s four biggest performance detractors hailed from the health care sector.  GoodRx Holdings was the biggest detractor from the sector.

friessfunds.com

  The company operates a digital platform that enables consumers to compare prescription drug prices.  Following a successful initial public offering in late September, GoodRx shares declined sharply on November 17, when Amazon entered the pharmacy business with the introduction of Amazon Pharmacy.

  For more information on the companies that influenced December-quarter performance, please see Roses & Thorns on page 5.

  We’re encouraged to see earnings rebounding solidly as we start 2021.  Based on consensus estimates compiled by FactSet Research Systems as of December 31, the typical Friess Small Cap Growth Fund holding is expected to grow 2021 earnings 39.9 percent versus 17.6 percent for the Russell 2000® Growth Index.

  As the March quarter begins, technology holdings comprise the largest percentage of portfolio assets, followed closely by consumer discretionary holdings.  Health care holdings represent the third largest portfolio position.  The Fund holds no companies from the energy or financial sectors.

  Thanks for your long-term focus.  We appreciate your confidence in our research-driven investment approach and the team that implements it.

Scott Gates
Chief Investment Officer

Management’s Discussion of Results

The 12 months through December included exceptional extremes, starting with a steep bear market brought on by the emergence of a global pandemic.  Investors quickly accepted the near-term economic consequences and chose to view the prospects for recovery with enthusiasm, resulting in strong gains in small-cap benchmarks.

Friess Small Cap Growth Fund (the Fund) employs an investment strategy designed to capitalize on the relationship between operational performance and share prices by isolating companies with strong earnings profiles.  While recognizing that broad factors can influence stocks for fleeting periods, this approach is based on the premise that individual-company fundamentals determine stock prices over the long haul.

Given the far-reaching impact of the health crisis, macro factors were a significant market influence for much of 2020.  Still, the government’s initial fiscal response to the pandemic and promising vaccine development efforts that followed appeared to be the most pronounced macro influences, contributing to positive investor sentiment.  The Fund’s earnings-driven investment strategy was generally effective in this climate.

The Fund’s Institutional Class shares rose 27.33 percent in 2020.  The Russell 2000® and Russell 2000® Growth Indexes gained 19.96 and 34.63 percent.

The emergence of the Covid-19 pandemic sparked widespread fear that ultimately pushed major market indexes into bear market territory during the three months through March.  The March quarter ended up being the worst quarter for the Russell 2000® Index on record.  Amid shutdowns, shelter-in-place orders and mounting unemployment, investors fled cyclical economic sectors.

The Fund participated in the double-digit market downturn, with holdings perceived to be among the most economically sensitive leading the way.  Holdings from the consumer discretionary and industrial sectors detracted the most from performance.

Stocks staged a comeback of historic proportions in the three months through June as aggressive action taken by the government emboldened investors to look beyond near-term economic trouble.  From direct payments to individuals from the U.S. Treasury to rock-bottom rates courtesy of the Fed, optimism stemmed from the government’s various forms of intervention designed to support commerce and market integrity.  Portfolio holdings rebounded with the broader market in the June quarter, led by technology and consumer discretionary holdings.

While sentiment remained positive, enthusiasm among small-cap investors was more tempered in the September quarter.  The more measured attitude reflected concerns as to whether lawmakers would agree on a second round of stimulus that investors hoped would keep the economy from backsliding.  Consumer discretionary and health care holdings contributed to the Fund’s September-quarter performance, partly offset by a late-quarter turn in technology holdings.

Optimism for further stimulus ultimately recovered in the December quarter, but it wasn’t the biggest influence on the market’s celebratory late-year mood.  Promising clinical trial results followed soon after by emergency use authorizations for new Covid-19 vaccines enabled investors to envision post-pandemic possibilities.  Holdings from the consumer discretionary, technology and industrial sectors contributed the most to Fund performance.

In general, smaller companies thrived amid improving economic expectations.  The final three months of 2020 turned out to be the Russell 2000® Index’s best quarter ever.

Friess Small Cap Growth Fund

Assessing Risk is a Full-Time Endeavor

It might not be apparent on a given day or even a period spanning months, but this market is on edge.  Underneath the buoyant optimism seen bobbing on the surface since investors decided the recovery from the pandemic outweighed the risks posed by it lurk serious threats to the upbeat outlook.

Fluctuating sentiment at times like these is often described in terms of risk tolerance, with a “risk on” attitude prevailing when investors invite risk and a “risk off” climate emerging when they no longer have the stomach for it.  Problem is, change is often unforeseen and sometimes dramatic, so respect for risk must be unyielding.

That’s why our approach to risk moderation is constant.  From the way we isolate individual companies to the process we follow in building and managing portfolios, risk is an ever-present consideration in all that we do.

We’re bottom-up investors, so we believe company-specific risk is the biggest threat to making a successful investment.  Negative business outcomes invite share-price declines.  We aim to reduce company-specific risk by focusing on companies that demonstrate operational strength and, based on our research, appear poised for repeat performance.

We also stress companies with fortunes linked to their ability to execute over companies that are highly dependent on commodity prices and other unpredictable macro factors.  We’re more confident in our ability to gauge a specific company’s near-term earnings prospects through grassroots research than we are in our ability to predict how much a given industrial metal will cost six months from now.

Valuation risk is another factor that we strive to address one company at a time.  We tend to be more conservative than a lot of growth managers in that we purchase companies at prices that we believe represent reasonable multiples of forward earnings estimates in order to help minimize downside risk.  We also maintain price targets that remain within our price-to-earnings ratio comfort level, meaning we might sell earlier than a more aggressive manager who is less sensitive to extended multiples.

Our process is also designed to encourage us to always put the money entrusted to us to what our research indicates to be its best use.  Consistent with our approach to company-specific risk, we move to control investment risk by admitting when we’re wrong.  When a company we hold disappoints, our process prompts us to reduce opportunity cost by switching from the existing holding to a new opportunity with better upside potential.

Although we construct portfolios from the bottom up, we often identify pockets of earnings strength concentrated in certain sectors.  We remain alert to sector risk as we assess each new opportunity.  To promote diversification and capitalize on the variety that exists on the sub-sector level, we typically limit individual industry exposure to 15 percent of portfolio assets.

We also consider liquidity risk when we build positions in individual securities.  The idea is to maintain the flexibility to execute whatever investment decision we need to make on our terms.  By limiting initial position sizes and capping their window to grow, we contribute to our ability to trade stocks at our research team’s direction without impacting pricing or telegraphing our intentions.

Our investment strategy is based on the premise that earnings drive stock prices.  We isolate companies experiencing above-average earnings growth that, based on our research findings, show promise to exceed consensus earnings estimates.  During normal market conditions, we look for companies with year-over-year earnings growth of at least 20 percent and upcoming catalysts that we expect to draw positive investor attention in the near future.

Exhaustive research is the key to our approach.  We aim to build and maintain a comprehensive research mosaic for each company we hold through repeated interviews with company management teams and their customers, competitors and suppliers.

We employ a strategy that capitalizes on positive changes in individual-company fundamentals.  Conducting our research with a consistent focus on risk ensures that the quality of the companies we isolate remains constant.

Friess Investment Strategy Highlights
•	Rapidly growing companies
•	Reasonable price-to-earnings ratios
•	Focus on companies likely to exceed consensus earnings estimates
•	Emphasis on under-researched, lesser-known companies rather than industry leaders
•	Intensive and repeated contacts with company management teams, customers, competitors and suppliers

Friess Small Cap Growth Fund

Portfolio Characteristics as of December 31, 2020 (Unaudited)

Top Ten Equity Holdings(1)

Security Name	% of Net Assets	% Change from Book Cost
GrowGeneration Corp.	3.5%	152.5%
Kirkland’s, Inc.	3.0%	37.5%
Telos Corp.	2.9%	87.2%
Calix, Inc.	2.7%	35.1%
ACM Research, Inc., Class A	2.6%	32.8%
Aspira Women’s Health, Inc.	2.6%	80.2%
Immersion Corp.	2.5%	15.9%
Chart Industries, Inc.	2.4%	59.7%
Tandem Diabetes Care, Inc.	2.3%	119.0%
Shift4 Payments, Inc., Class A	2.3%	48.0%
Top Ten as a Group	26.8%

Top Ten Industry Groups(1)
(% of Net Assets)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Friess Small Cap Growth Fund

December Quarter “Roses & Thorns” (Unaudited)

Biggest $ Winners	$ Gain (in thousands)	% Gain	Reasons for Move
Magnite Inc. (MGNI)	$1,367	241.3
The provider of technology solutions that facilitate the purchase and sale of digital advertising earned $0.06 per share in the September quarter, up from a $0.02 loss in the year-ago period and ahead of a consensus estimate predicting a $0.04 loss.  Revenue jumped 62 percent, with strength in connected TV, mobile and desktop segments.  The company also raised December-quarter guidance.

GrowGeneration Corp. (GRWG)	$1,186	66.7
The retailer of hydroponic and organic specialty gardening products doubled September-quarter earnings versus the year-ago period.  Quarterly revenue topped $55 million versus less than $22 million a year ago, as same-store sales surged 73 percent. Investors also applauded GrowGeneration’s new acquisitions, including its largest to date, in what is a fragmented specialty gardening industry.

Telos Corp. (TLS)	$572	87.2
Telos provides cyber security, cyber risk management and compliance, secure mobility and other software-based information technology security solutions.  Customers for its proprietary solutions include major cloud providers such as Amazon Web Services and Microsoft Azure.  The company’s initial public offering in November was well-received.

TPI Composites Inc. (TPIC)	$503	68.4
The maker of composite wind blades for the wind energy market earned $1.13 per share in the September quarter, up from a $0.13 loss in the year-ago period and ahead of the $0.19 consensus estimate.  Revenue increased 24 percent.  Results reflected a 20 percent increase in blade production, improved manufacturing utilization and higher selling prices due to the mix of blade models sold.  Investors also viewed the results of the presidential election as positive for TPI given the incoming administration’s stated support for clean energy.

Aspira Women’s Health Inc. (AWH)	$483	80.2
The company provides bio-analytic and diagnostic services related to gynecologic health, with an emphasis on ovarian cancer risk identification through its protein biomarker testing products.  September-quarter results showed testing volume rebounding to pre-pandemic levels, and the company announced that payer coverage expanded to 173 million total lives covered following the addition of a new insurer.

Biggest $ Losers	$ Loss (in thousands)	% Loss	Reasons for Move
Limelight Networks Inc. (LLNW)	$323	25.3
The provider of content delivery network services for real-time video streaming, file distribution, video-on-demand and other services exceeded expectations with 15 percent September-quarter revenue growth.  Shares declined because that revenue didn’t pass through to profits at expected levels as the company underutilized recently added capacity in newer international markets.

GoodRx Holdings Inc. (GDRX)	$265	29.9
The provider of a prescription drug pricing comparison platform went public in late September.  Although the company’s first quarterly release as a public company in November exceeded earnings and revenue expectations, shares declined soon after when Amazon announced the launch of Amazon Pharmacy.

Tandem Diabetes Care Inc. (TNDM)	$256	15.4
The maker of products for insulin-dependent diabetics grew September-quarter revenue 31 percent.  Shipments in its core product category, insulin pumps, rose 23 percent.  The company raised guidance for the remainder of the year.  Shares declined after a competitor reported strong results and updated investors on the status of what it expects to be its biggest product launch ever, scheduled to begin in the first half of 2021.

Chembio Diagnostics Inc. (CEMI)	$238	31.9
The developer of point-of-care rapid diagnostic tests for infectious diseases awaits Emergency Use Approval for its Covid-19 antigen test.  Shares declined in December after the company disclosed that the FDA declined to review a separate antibody-based test, as the agency is prioritizing based on need and availability.  There were more than 60 approved antibody tests available in the December quarter versus just seven antigen tests.

Amyris Inc. (AMRS)	$162	26.2
The biotechnology company that makes products for the wellness, beauty, and flavors and fragrances markets reported revenue that came in below the consensus estimate due to pandemic-related production and shipping delays.  While product revenue increased 58 percent, the delayed deliveries clouded visibility.

All gains/losses are calculated on an average cost basis from September 30, 2020 through December 31, 2020.
This commentary reflects the viewpoints of Friess Associates, LLC as of December 31, 2020, and is not intended as a forecast or guarantee of future results.

Friess Small Cap Growth Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-656-3017. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class(1)(2)	27.33%	19.60%	13.17%	10.33%
Investor Class(1)(3)	27.01%	19.30%	12.89%	10.05%
Russell 2000® Growth Index(4)	34.63%	16.36%	13.48%	12.23%
Russell 2000® Index(5)	19.96%	13.26%	11.20%	10.83%

(1)	Fund commenced operations on May 31, 2017.
(2)
The performance data quoted for the period prior to May 31, 2017, is that of the Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”) and has not been adjusted to reflect the Fund’s share class’ fees and expenses and would be lower if reflected. The Predecessor Fund commenced operations on August 6, 2002 and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on May 31, 2017.

(3)
Performance for the Investor Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class as compared to the Institutional Class.

(4)
The Russell 2000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

(5)
The Russell 2000® Index measures the performance of approximately 2,000 of the largest securities based on a combination of their market cap and current index membership. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The performance shown represents past performance and is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. From time to time, the Investment Adviser has waived fees or reimbursed expenses, which may have resulted in higher returns. The listed Fund returns are net of expenses, and the listed index returns exclude expenses. Inception date for “Since Inception” performance is August 6, 2002. As disclosed in the most recent prospectus dated April 30, 2020, operating expenses (gross) are 1.37% for the Fund’s Institutional Class and 1.62% for its Investor Class. Total operating expenses (net) are 1.20% and 1.45%, respectively, due to the Adviser’s contractual agreement, through at least April 30, 2021, to waive its management fees and/or pay Fund expenses. Fund returns would be lower if the gross expense ratio was reflected. For the most recent month-end performance, please visit the Fund’s website at www.friessfunds.com. Earnings growth is not a forecast of the Fund’s future performance.

The actual expense ratio applicable to investors, as disclosed in the Financial Highlights for the fiscal year ended December 31, 2020, was 1.20% and 1.45% for the Institutional Class and Investor Class, respectively.

Friess Small Cap Growth Fund

Schedule of Investments
December 31, 2020

Shares		Cost	Value
Common Stocks - 97.5%

COMMUNICATION SERVICES

	Integrated Telecommunication
	Services - 0.5%
14,392	Ooma, Inc.*	$199,427	$207,245

	Interactive Media
	& Services - 1.9%
21,766	EverQuote, Inc., Class A*	750,301	812,960
	Total Communication Services	949,728	1,020,205

CONSUMER DISCRETIONARY

	Apparel, Accessories &
	Luxury Goods - 3.7%
8,523	Carter’s, Inc.	765,516	801,758
38,934	Levi Strauss & Co., Class A	694,267	781,795

	Automotive Retail - 1.8%
12,917	Penske Automotive
	Group, Inc.	611,161	767,141

	Consumer Electronics - 2.1%
105,250	GoPro, Inc., Class A*	753,022	871,470

	Education Services - 1.9%
9,068	Chegg, Inc.*	331,861	819,113

	Footwear - 3.9%
11,723	Crocs, Inc.*	407,508	734,563
28,770	Wolverine World Wide, Inc.	801,879	899,063

	Home Improvement
	Retail - 3.5%
36,787	GrowGeneration Corp.*	586,051	1,479,573

	Homefurnishing Retail - 3.0%
71,849	Kirkland’s, Inc.*	934,222	1,284,660

	Internet & Direct
	Marketing Retail - 2.2%
29,664	Magnite, Inc.*	197,999	910,981

	Leisure Products - 5.6%
19,585	Acushnet Holdings Corp.	767,976	793,976
31,460	MasterCraft Boat
	Holdings, Inc.*	655,800	781,466
11,332	YETI Holdings, Inc.*	483,921	775,902

	Specialty Stores - 1.9%
23,292	MarineMax, Inc.*	328,643	815,919
	Total Consumer Discretionary	8,319,826	12,517,380

CONSUMER STAPLES

	Packaged Foods & Meats - 1.9%
36,668	Utz Brands, Inc.	697,044	808,896
	Total Consumer Staples	697,044	808,896

HEALTH CARE

	Health Care Distributors - 1.9%
21,216	AdaptHealth Corp.*	336,460	796,873

	Health Care Equipment - 11.4%
161,581	Aspira Women’s Health, Inc.*	601,594	1,084,209
20,721	CryoPort, Inc.*	371,542	909,237
63,076	DarioHealth Corp.*	808,519	901,356
85,381	Neuronetics, Inc.*	693,414	948,583
10,242	Tandem Diabetes Care, Inc.*	447,489	979,955

	Health Care Services - 1.7%
11,560	Ontrak, Inc.*	660,086	714,292

	Health Care Supplies - 2.7%
106,840	Chembio Diagnostics, Inc.*	745,687	507,490
163,898	Sientra, Inc.*	725,607	637,563

	Health Care Technology - 1.7%
13,144	Phreesia, Inc.*	582,807	713,194
	Total Health Care	5,973,205	8,192,752

INDUSTRIALS

	Building Products - 2.0%
21,058	Builders FirstSource, Inc.*	698,126	859,377

	Heavy Electrical
	Equipment - 2.3%
18,144	TPI Composites, Inc.*	412,396	957,640

	Industrial Machinery - 5.9%
8,766	Chart Industries, Inc.*	646,505	1,032,547
52,083	Gates Industrial Corp.*	689,608	664,579
9,005	Kornit Digital Ltd.*	251,388	802,616

	Trading Companies
	& Distributors - 2.1%
11,224	WESCO International, Inc.*	693,207	881,084

	Trucking - 0.9%
51,791	HyreCar, Inc.*	270,109	369,788
	Total Industrials	3,661,339	5,567,631

INFORMATION TECHNOLOGY

	Application Software - 2.2%
20,356	Upland Software, Inc.*	506,600	934,137

	Communications
	Equipment - 6.0%
38,298	Calix, Inc.*	843,668	1,139,749
99,998	Extreme Networks, Inc.*	693,656	688,986
65,956	Infinera Corp.*	511,743	691,219

	Data Processing &
	Outsourced Services - 4.1%
26,922	Repay Holdings Corp.*	375,300	733,625
12,981	Shift4 Payments,
	Inc., Class A*	661,432	978,767

	Semiconductor Equipment - 6.6%
13,757	ACM Research, Inc., Class A*	841,708	1,117,756
8,581	Advanced Energy
	Industries, Inc.*	669,867	832,099
26,839	Kulicke & Soffa
	Industries, Inc.	612,999	853,749

	Semiconductors - 3.7%
8,661	Ambarella, Inc.*	645,614	795,253
16,445	CEVA, Inc.*	725,557	748,247

	Systems Software - 4.9%
15,030	CommVault Systems, Inc.*	811,162	832,211
37,220	Telos Corp.*	655,835	1,227,516

	Technology Hardware, Storage
	& Peripherals - 2.5%
93,828	Immersion Corp.*	914,034	1,059,318
	Total Information Technology	9,469,175	12,632,632

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Schedule of Investments (Continued)
December 31, 2020

Shares		Cost	Value
Common Stocks - 97.5% (Continued)

MATERIALS

	Metal & Glass Containers - 1.0%
35,926	O-I Glass, Inc.	$417,481	$427,519
	Total Materials	417,481	427,519

	Total Common Stocks	29,487,798	41,167,015

Short-Term Investment - 3.3%

	Money Market
	Deposit Account - 3.3%
1,395,142	U.S. Bank N.A., 0.00%^	1,395,142	1,395,142
	Total Money Market
	Deposit Account	1,395,142	1,395,142

	Total Short-Term Investment		1,395,142

	Total Investments - 100.8%	$30,882,940	42,562,157
	Liabilities in Excess
	of Other Assets - (0.8)%		(345,243)
	TOTAL
	NET ASSETS - 100.0%		$42,216,914

*	Non-Income Producing.
^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2020.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments at value*	$42,562,157
Dividends receivable	8,834
Prepaid expenses	11,091
Total assets	42,582,082

Liabilities:
Payable for investment securities purchased	261,107
Payable to investment adviser, net	18,170
Payable for fund administration & accounting fees	24,753
Payable for compliance fees	3,752
Payable for transfer agent fees & expenses	13,797
Payable for custody fees	1,497
Payable for trustee fees	4,371
Accrued distribution and shareholder servicing fees	4,950
Accrued other expenses	32,771
Total liabilities	365,168

Net Assets	$42,216,914

Net Assets Consist Of:
Paid-in capital	$37,623,462
Total distributable earnings	4,593,452
Net Assets	$42,216,914

Calculation of net asset value per share:
Institutional Class:
Net assets	$41,989,549
Shares issued and outstanding(1)	1,395,095
Net asset value, offering and redemption price per share	$30.10

Investor Class:
Net assets	$227,365
Shares issued and outstanding(1)	7,626
Net asset value, offering and redemption price per share	$29.81

* Investments at cost	$30,882,940

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Operations
For the Year Ended December 31, 2020

Investment Income:
Dividend income	$109,240
Securities lending income, net	19,864
Interest income	36,705
Total investment income	165,809

Expenses:
Investment adviser fees (See Note 4)	612,571
Fund administration & accounting fees (See Note 4)	109,937
Transfer agent fees & expenses (See Note 4)	60,117
Federal & state registration fees	35,065
Audit fees	18,992
Legal fees	16,842
Custody fees (See Note 4)	14,279
Compliance fees (See Note 4)	13,502
Trustee fees	13,301
Postage and printing fees	9,350
Other expenses	5,083
Insurance fees	2,116
Distribution and/or shareholder servicing fees (See Note 5)
Institutional Class	21,103
Investor Class	506
Total expenses before waiver	932,764
Less: waiver from investment adviser (See Note 4)	(197,176)
Net expenses	735,588
Net investment loss	(569,779)

Realized and Unrealized Loss on Investments:
Net realized loss on investments(1)	(7,194,061)
Net change in unrealized appreciation/depreciation on investments	(18,900,647)
Net realized and unrealized loss on investments	(26,094,708)
Net decrease in net assets resulting from operations	$(26,664,487)

(1)	Includes $600,856 loss from in-kind transactions.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment loss	$(569,779)	$(977,859)
Net realized gain (loss) on investments	(7,194,061)	6,417,323
Net change in unrealized appreciation/depreciation on investments	(18,900,647)	17,432,108
Net increase (decrease) in net assets resulting from operations	(26,664,487)	22,871,572

Capital Share Transactions:
Institutional Class:
Proceeds from shares sold	1,229,030	8,996,425
Proceeds from reinvestment of distributions	—	143,952
Payments for redemption in-kind(1)	(81,125,571)	—
Payments for shares redeemed	(12,434,025)	(3,452,688)
Increase (Decrease) in net assets from
Institutional Class transactions	(92,330,566)	5,687,689
Investor Class:
Proceeds from shares sold	30,800	121,500
Proceeds from reinvestment of distributions	—	201
Payments for shares redeemed	(81,060)	(29,021)
Increase (Decrease) in net assets from
Investor Class transactions	(50,260)	92,680

Net increase (decrease) in net assets resulting
from capital share transactions	(92,380,826)	5,780,369

Distributions to shareholders:
Institutional Class	—	(144,376)
Investor Class	—	(201)
Total distributions to shareholders	—	(144,577)

Total increase (decrease) in net assets	(119,045,313)	28,507,364

Net Assets:
Beginning of year	161,262,227	132,754,863
End of year	$42,216,914	$161,262,227

(1)	Comprised of investments at fair value of $73,501,280 and cash of $7,624,291.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods

Institutional Class

	For the		For the	For the	For the Period
	Year Ended		Year Ended	Year Ended	Inception(1) through
	December 31,		December 31,	December 31,	December 31,
	2020		2019	2018	2017
Per Share Data
Net asset value, beginning of period	$23.64		$20.22	$22.40	$20.00

Investment operations:
Net investment loss	(0.21	)(2)	(0.14)	(0.13)	(0.06)
Net realized and unrealized
gain on investments	6.67	(3)	3.58	0.97	3.20
Total from investment operations	6.46		3.44	0.84	3.14
Less distributions from:
Net investment income	—		—	—	—
Net realized gains	—		(0.02)	(3.02)	(0.74)
Total distributions	—		(0.02)	(3.02)	(0.74)
Net asset value, end of period	$30.10		$23.64	$20.22	$22.40
Total Return(4)	27.33%		17.02%	4.78%	15.68%

Supplemental Data and Ratios:
Net assets, end of period (in 000’s)	$41,990		$161,039	$132,646	$96,627
Ratio of expenses to average net assets:
Before expense waiver(5)	1.52%		1.23%	1.24%	1.35%
After expense waiver(5)	1.20%		1.20%	1.20%	1.20%

Ratio of net investment loss to average net assets:
After expense waiver(5)	(0.93)%		(0.64)%	(0.62)%	(0.54)%
Portfolio turnover rate(4)	216	%(6)	205%	220%	126%

(1)	Inception Date of the Institutional Class was May 31, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Excludes value of Fund securities delivered as a result of in-kind redemptions of the Fund’s capital shares on April 2, 2020.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods

Investor Class

	For the		For the	For the	For the Period
	Year Ended		Year Ended	Year Ended	Inception(1) through
	December 31,		December 31,	December 31,	December 31,
	2020		2019	2018	2017
Per Share Data
Net asset value, beginning of period	$23.47		$20.13	$22.37	$20.00

Investment operations:
Net investment loss	(0.29	)(2)	(0.20)	(0.12)	(0.07)
Net realized and unrealized
gain on investments	6.63	(3)	3.56	0.90	3.18
Total from investment operations	6.34		3.36	0.78	3.11
Less distributions from:
Net investment income	—		—	—	—
Net realized gains	—		(0.02)	(3.02)	(0.74)
Total distributions	—		(0.02)	(3.02)	(0.74)
Net asset value, end of period	$29.81		$23.47	$20.13	$22.37
Total Return(4)	27.01%		16.70%	4.51%	15.53%

Supplemental Data and Ratios:
Net assets, end of period (in 000’s)	$227		$223	$109	$39
Ratio of expenses to average net assets:
Before expense waiver(5)	1.98%		1.49%	1.48%	1.59%
After expense waiver(5)	1.45%		1.45%	1.45%	1.45%

Ratio of net investment loss to average net assets:
After expense waiver(5)	(1.31)%		(0.88)%	(0.87)%	(0.79)%
Portfolio turnover rate(4)	216	%(6)	205%	220%	126%

(1)	Inception Date of the Investor Class was May 31, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Excludes value of Fund securities delivered as a result of in-kind redemptions of the Fund’s capital shares on April 2, 2020.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Notes to Financial Statements
December 31, 2020

1.  Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Friess Small Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  Prior to June 1, 2017, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The limited partnership, which incepted on August 6, 2002, converted into, and the Fund commenced operations in the Trust on, May 31, 2017.  The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, distribution fees and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during year ended December 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2020, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on unrecognized tax positions as income tax expense in the Statement of Operations.  As of and during the year ended December 31, 2020, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. tax authorities for all tax years since the commencement of operations.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. For the year ended December 31, 2020, the Fund decreased paid-in capital by $2,097,422 and increased total distributable earnings by $2,097,422. This reclassification relates to net operating loss forfeited and the redemption in-kind.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2020

recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of average daily net assets of the Institutional Class and Investor Class and 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share.  Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Investments maturing in 60 days or less, including commercial paper, are valued using the mean between the closing bid and ask prices provided by a pricing service and categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$41,167,015	$—	$—	$41,167,015
Short-Term Investment	1,395,142	—	—	1,395,142
Total Investments in Securities	$42,562,157	$—	$—	$42,562,157

Refer to the Schedule of Investments for further information on the classification of investments.

4.  Investment Advisory Fee and Other Related Party Transactions

The Trust has an agreement with the Friess Associates, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Adviser has engaged its affiliate, Friess Associates of Delaware, LLC as Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser assists the Adviser in the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. The Adviser compensates the Sub-Adviser based on a percentage of monthly expenses incurred by the Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and other transactional expenses, dividends paid on short sales, and extraordinary expenses) for the Fund do not exceed 1.20% and 1.45% of the average daily net assets of the Institutional Class and Investor Class, respectively.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement for the Fund is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.  Waived fees subject to potential recovery by month of expiration are as follows:

Expiration	Amount
January – December 2021	$50,181
January – December 2022	43,011
January – December 2023	197,176

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2020, are disclosed in the Statement of Operations.

5.  Distribution And Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended December 31, 2020, the Fund’s Investor Class incurred expenses of $503 pursuant to the Plan.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2020

The Fund has entered into a shareholder servicing agreement (the “Agreement”) where the Adviser acts as the shareholder agent, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser, if any, under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. Payments may also be made directly to the intermediaries providing shareholder services. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2020, the Fund incurred shareholder servicing fees of $21,103 and $3 in the Institutional Class and Investor Class, respectively.

6.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Institutional Class:
Shares sold	47,918	397,778
Shares issued in reinvestment of distributions	—	6,159
Shares redeemed in-kind	(4,891,857)	—
Shares redeemed	(574,460)	(150,829)
Net increase (decrease)	(5,418,399)	253,108
Investor Class:
Shares sold	1,663	5,434
Shares issued in reinvestment of distributions	—	9
Shares redeemed	(3,549)	(1,345)
Net increase (decrease)	(1,886)	4,098
Net increase (decrease) in capital shares	(5,420,285)	257,206

7.  Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2020, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other Securities*	$137,773,737	$155,813,285
* Sales exclude securities redeemed in-kind of $73,501,280.

8.  Federal Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2020, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$12,108,784	$(521,031)	$11,587,753	$30,974,404

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At December 31, 2020, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other	Net	Total
Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Income	Capital Gains	Losses	Appreciation	Earnings
$ —	$ —	$(6,994,301)	$11,587,753	$4,593,452

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)

As of December 31, 2020, the Fund had short-term capital loss carryovers of $6,994,301, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended December 31, 2020, the Fund did not defer any qualified late year losses.

The Fund made no distributions during the year ended December 31, 2020.

The tax character of distributions paid during the year ended December 31, 2019, was as follows:

Ordinary Income	Long-Term Capital Gains	Total
$ —	$144,577	$144,577

9.  Securities Lending

Following terms of a securities lending agreement with the Custodian, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the market value of the securities loaned. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. As of December 31, 2020, the Fund had no securities out on loan.

The Fund receives cash as collateral in return for securities lent, if any, as part of the securities lending program. The collateral, if any, is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. As of December 31, 2020, the Fund did not have any securities on loan. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The net income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them is reflected in the Fund’s Statement of Operations. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

10.  Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Charles Schwab & Co., Inc., for the benefit of its customers, held 48.57% of the outstanding shares of the Fund.

11.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Friess Small Cap Growth Fund

Expense Example
December 31, 2020 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period(1)
	Value	Value	7/1/20 to
	7/1/20	12/31/20	12/31/20
Institutional Class
Actual(2)	$1,000.00	$1,361.40	$7.12
Hypothetical
(5% return
before expenses)	$1,000.00	$1,019.10	$6.09

Investor Class
Actual(2)	$1,000.00	$1,359.30	$8.60
Hypothetical
(5% return
before expenses)	$1,000.00	$1,017.85	$7.35

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20% and 1.45% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2020, of 36.14% and 35.93% of the Institutional Class and Investor Class, respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Friess Small Cap Growth Fund and Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Friess Small Cap Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 22, 2021

Friess Small Cap Growth Fund

Additional Information
December 31, 2020 (Unaudited)

TRUSTEES & OFFICERS

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Chairman,	Indefinite	33	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Trustee and	Term; Since		Officer, Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202	Audit	April 2011		Incorporated (2000-2011).	(46 Portfolios)
Year of Birth: 1946	Committee				(2012-Present); Director,
	Chairman				Anchor Bancorp
Wisconsin, Inc.
(2011-2013).

David A. Massart	Trustee	Indefinite	33	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Next Generation Wealth	(46 Portfolios)
Year of Birth: 1967				Management, Inc.	(2012-Present).
(2005-Present).

David M. Swanson	Trustee and	Indefinite	33	Founder and Managing Partner,	Independent Trustee,
615 E. Michigan St.	Nominating &	Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202	Governance	April 2011		LLC (2006-Present); Executive	Investment Trust
Year of Birth: 1957	Committee			Vice President, Calamos	(7 Portfolios)
Chairman				Investments (2004-2006).	(2006-Present);
Independent Trustee
RiverNorth Funds
(3 Portfolios)
(2018-Present);
RiverNorth Managed
Income Fund Inc.
(1 Portfolio)
(2019-Present);
RiverNorth Marketplace
Leading Corporation
(1 Portfolio)
(2018-Present);
RiverNorth/DoubleLine
Strategic Opportunity
Fund, Inc. (1 Portfolio)
(2018-Present);
RiverNorth
Opportunities Fund, Inc.
(1 Portfolio)
(2018-Present);
RiverNorth
Opportunistic Municipal
Income Fund, Inc.
(1 Portfolio)
(2018-Present).

Robert J. Kern	Trustee	Indefinite	33	Retired (2018-Present); Executive	None
615 E. Michigan St.		Term; Since		Vice President, U.S. Bancorp
Milwaukee, WI 53202		January 2011		Fund Services, LLC (1994-2018).
Year of Birth: 1958

Friess Small Cap Growth Fund

Additional Information (Continued)
December 31, 2020 (Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and Principal	Term, Since		Bancorp Fund Services,
Milwaukee, WI 53202	Executive	November 2018		LLC (2005-Present).
Year of Birth: 1973	Officer

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Chief	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Compliance	April 2013		(2004-Present).
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and Treasurer,	August 2019		LLC (2008-Present).
Year of Birth: 1981	Principal	(Treasurer);
	Financial	Indefinite
	Officer	Term; Since
November 2018
(Vice President)

Thomas A. Bausch	Secretary	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		Term; Since		Fund Services, LLC
Milwaukee, WI 53202		November 2017		(2016-Present); Associate,
Year of Birth: 1979				Godfrey & Kahn S.C.
(2012-2016).

Douglas Schafer	Vice	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	President	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	and	May 2016		(2002-Present).
Year of Birth: 1970	Assistant	(Assistant
	Treasurer	Treasurer);
Since
November 2018
(Vice President)

Michael J. Cyr II, CPA	Vice	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	President	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	and	August 2019		(2013-Present).
Year of Birth: 1992	Assistant
Treasurer

Friess Small Cap Growth Fund

Additional Information
December 31, 2020 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-855-656-3017.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-656-3017.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-656-3017, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Friess Associates, LLC
P.O. Box 576
Jackson, WY 83001

INVESTMENT SUB-ADVISER
Friess Associates of Delaware, LLC
P.O. Box 4166
Greenville, DE 19807

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-656-3017.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal period.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2020 and December 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal period audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$16,000	$16,500
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10a-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    February 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    February 4, 2021

By (Signature and Title)*    /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    February 4, 2021

* Print the name and title of each signing officer under his or her signature.